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EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-80927, 333-63169, 333-63249 and 333-82539).


                                         /s/ ARTHUR ANDERSEN LLP

Nashville, Tennessee
March 23, 2000